Business Combinations and Reverse Recapitalization	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Business Combinations [Abstract]
Business Combinations and Reverse Recapitalization

NOTE 4 — Business Combinations and Reverse Recapitalization

Formation of the Lightning JV

On May 5, 2022, the Company and Republic Services, Inc. (“Republic”) announced the formation of the Lightning JV to develop 39 RNG projects across the U.S. that will be located at various landfill sites owned or operated by Republic. The joint venture will develop and construct RNG facilities that will convert LFG into pipeline-quality RNG that can be used for a variety of applications. The Company holds a 60% ownership interest in the Lightning JV, and the Company’s initial capital funding of $222.5 million was paid into the Lightning JV on July 5, 2022. Concurrent with the initial funding, the Lightning JV completed the acquisition of landfill gas rights and underlying assets at an additional Republic-owned landfill for $37.9 million, bringing the total number of RNG development projects within the Lightning JV to 40. The Lightning JV did not conduct any activities impacting the financial results of the Company for the three and six months ended June 30, 2022.

Reverse Recapitalization

Legacy Archaea is considered the accounting acquirer of the Business Combinations because the Legacy Archaea Holders have the largest portion of the voting power of the Company and Legacy Archaea’s senior management comprise the majority of the executive management of the Company. Additionally, the Legacy Archaea Holders appointed the majority of board members exclusive of the independent board members. The Archaea Merger represents a reverse merger and is accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, RAC is treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Archaea Merger is treated as the equivalent of Legacy Archaea issuing shares for the net assets of RAC, accompanied by a recapitalization. The net assets of RAC were stated at historical cost, no goodwill or other intangible assets were recorded.

Aria Merger

As discussed in “Note 1 — Organization and Description of Business,” Aria was acquired as part of the Business Combinations consummated on September 15, 2021 to complement the Company’s existing RNG assets and for its operational expertise in the renewable gas industry. The Aria Merger represented an acquisition of a business and was accounted for using the acquisition method, whereby all of the assets acquired and liabilities assumed were recognized at their fair value on the acquisition date, with any excess of the purchase price over the estimated fair value recorded as goodwill.

As of June 30, 2022, the Company has completed the allocation of the consideration. During the six months ended June 30, 2022, the final consideration adjustment of $1.9 million was determined and received from the Aria Holders which had the effect of reducing goodwill. In addition, other purchase price adjustments of $2.5 million in the aggregate were recorded for the six months ended June 30, 2022 which had the effect of increasing goodwill.

NOTE 4 — Business Combinations and Reverse Recapitalization

On September 15, 2021, Archaea consummated the previously announced Business Combinations with Aria and Legacy Archaea, as described in “Note 1 — Organization and Description of Business”.

Reverse Recapitalization

Legacy Archaea is considered the accounting acquirer of the Business Combinations because Legacy Archaea Holders have the largest portion of the voting power of the Company and Legacy Archaea’s senior management comprise the majority of the executive management of the Company. Additionally, the Legacy Archaea Holders appointed the majority of board members exclusive of the independent board members. The Archaea Merger represents a reverse merger and is accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, RAC is treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Archaea Merger is treated as the equivalent of Legacy Archaea issuing shares for the net assets of RAC, accompanied by a recapitalization. The net assets of RAC were stated at historical cost, no goodwill or other intangible assets were recorded.

The consideration paid in connection with the acquisition of Legacy Archaea consisted of 33,350,385 newly issued Class A Opco Units and 33,350,385 newly issued shares of Class B Common Stock.

In the reverse recapitalization, the Company was deemed to have received $236.9 million in gross cash proceeds from RAC upon Closing. For accounting purposes, these cash proceeds were treated as the equivalent of proceeds for issuance of the following outstanding shares and warrants at the time of Closing:

•        23,680,528 shares of Class A Common Stock, after redemptions

•        5,931,350 shares of Class B Common Stock

•        11,862,492 Public Warrants and 6,771,000 Private Placement Warrants, each exercisable at a price of $11.50 per share. See “Note 13 — Derivatives Instruments” for further discussion.

In connection with the Business Combinations, the Company incurred approximately $40.5 million of equity issuance costs, mainly consisting of underwriting, legal, consulting, and other professional fees, which are recorded to additional paid-in capital as a reduction of proceeds.

PIPE Financing

On April 7, 2021, in connection with its entry into the Business Combination Agreements, the Company entered into subscription agreements (each, an “Initial Subscription Agreement”) with certain investors (the “Initial PIPE Investors”) pursuant to which, among other things, the Initial PIPE Investors agreed to subscribe for and purchase, and the Company agreed to issue and sell to the Initial PIPE Investors, an aggregate of 30.0 million shares of the Company’s Class A Common Stock for an aggregate purchase price of $300.0 million ($10.00 per share), on the terms and subject to the conditions set forth therein (the “Initial PIPE Financing”).

Additionally, on April 7, 2021, RAC, RAC Opco, Sponsor and Atlas Point Energy Infrastructure Fund, LLC, a Delaware limited liability company (“Atlas”), entered into an Amendment to Forward Purchase Agreement (the “FPA Amendment”) pursuant to which the Forward Purchase Agreement, dated as of September 30, 2020 (the “Original FPA Agreement” and, together with the FPA Amendment, the “FPA”), by and among such parties was amended to provide that Atlas shall purchase a total of $20.0 million of Forward Purchase Securities and Forward Purchase Warrants (both as defined in the Original FPA Agreement). Atlas satisfied its obligation to purchase the Forward Purchase Securities by participating in the PIPE Financing, and upon consummation of the Business Combinations, Atlas also received 250,000 warrants (each exercisable for one share of Class A Common Stock at a price of $11.50).

On September 13, 2021, due to the expectation that one of the Initial PIPE Investors would not be able to fulfill its $25.0 million commitment for 2.5 million shares ($10.00 per share) in the Initial PIPE Financing, the Company entered into additional subscription agreements (each, a “Follow-On Subscription Agreement”) with certain investors (the “Follow-On PIPE Investors” and, together with the Initial PIPE Investors, the “PIPE Investors”) pursuant to which, among other things, the Follow-On PIPE Investors agreed to subscribe for and purchase from the Company, and the Company agreed to issue and sell to the Follow-On PIPE Investors, an aggregate of 1,666,667 newly issued shares of the Company’s Class A Common Stock for an aggregate purchase price of $25.0 million ($15.00 per share), on the terms and subject to the conditions set forth therein (the “Follow-On PIPE Financing” and, together with the Initial PIPE Financing, the “PIPE Financing”). Each Follow-On Subscription Agreement is substantially identical to the form of Initial Subscription Agreement.

On the Closing Date, gross consideration of $300 million was received under the PIPE Financing, including the proceeds under the FPA Amendment, in exchange for 29,166,667 shares of Class A Common Stock and 250,000 warrants (each warrant exercisable for one share of Class A Common Stock at a price of $11.50).

Aria Merger

Aria was acquired to complement Archaea’s existing RNG assets and for its operational expertise in the renewable gas industry. Aria was determined to be a VIE immediately prior to the Business Combination. As a result of the Business Combinations, the Company became the primary beneficiary of Aria. The Aria Closing Merger Consideration consisted of both cash consideration and consideration in the form of newly issued Class A Opco Units and newly issued shares of the Company’s Class B Common Stock. The cash component of the Aria Closing Merger Consideration paid upon Closing was $377.1 million paid to Aria Holders, subject to certain future adjustments set forth in the Aria Merger Agreement, and $91.1 million for repayment of Aria debt. The remainder of the Aria Closing Merger Consideration consisted of 23.0 million Class A Opco Units and 23.0 million shares of Class B Common Stock.

Total consideration was determined to be as follows:

(in thousands)	At September 15, 2021
Class A Opco Units (and corresponding shares of Class B Common Stock)	$394,910
Cash consideration	377,122
Repayment of Aria debt at Closing	91,115
Total purchase price consideration	$863,147

The Aria Merger represented an acquisition of a business and was accounted for using the acquisition method, whereby all of the assets acquired and liabilities assumed were recognized at their fair value on the acquisition date, with any excess of the purchase price over the estimated fair value recorded as goodwill. Certain data to complete the purchase price allocation is not yet available, including but not limited to final appraisals of certain assets acquired and liabilities assumed and tax calculations. The Company will finalize the purchase price allocation during the 12-month period following the Closing, during which time the value of the assets and liabilities may be revised as appropriate. The following table sets forth the preliminary allocation of the Aria Closing Merger Consideration.

(in thousands)	As of September 15, 2021
Fair value of assets acquired
Cash and cash equivalents	$4,903
Account receivable, net	27,331
Inventory	9,015
Prepaid expenses and other current assets	3,834
Property, plant and equipment, net	126,463
Intangible assets, net	607,610
Equity method investments	243,128
Other non-current assets	861
Goodwill	26,457
Amount attributable to assets acquired	$1,049,602
(in thousands)	As of September 15, 2021
Fair value of liabilities assumed
Accounts payable	$2,760
Accrued and other current liabilities	26,496
Below-market contracts	146,990
Other long-term liabilities	10,209
Amount attributable to liabilities assumed	186,455
Net assets acquired	863,147
Total Aria Merger consideration	$863,147

The goodwill is primarily attributable to the expected synergies Archaea believes will be created as a result of the combined companies, the ability to enhance Aria’s current RNG production facilities, and the ability to convert certain of Aria’s electricity production facilities to RNG production facilities. We expect a majority, if not all of the goodwill, to be assigned to the RNG reporting unit upon finalizing the purchase price allocation. Due to the existence of cumulative losses, no deferred taxes are recorded for the Aria merger transaction.

Intangible assets/(below-market liabilities) acquired, and their related weighted average amortization periods, are as follows:

(in thousands, excluding weighted average amortization period in years)	As of September 15, 2021	Weighted Average Amortization Period
Biogas rights agreements	$565,300	20
Electricity off-take agreements	23,400	12
Operations and maintenance contracts	8,620	15
RNG purchase contract	10,290	1
Gas off-take agreement liabilities	$(146,990)	11

Revenues of $54.3 million and net income of $19.8 million related to results of Aria for the period from the Closing of the Business Combinations through December 31, 2021 are included in the consolidated statement of operations for the year ended December 31 2021. The Company recognized transaction costs of $3.0 million during the year ended December 31, 2021 related to the Business Combinations.

Unaudited Pro Forma Operating Results

The following unaudited pro forma combined financial information has been prepared as if the Aria Merger and other related transactions had taken place on January 1, 2020. The information reflects pro forma adjustments based on certain assumptions that the Company believes are reasonable, including depreciation of the Company’s fair-value property, plant and equipment and LFG rights, amortization of fair value intangibles and below-market contracts, and that debt associated with the transaction was outstanding as of January 1, 2020. We have included the impacts of the change in fair value of the warrants associated with the Company’s reverse merger with RAC. Other revenues and costs incurred by RAC during 2021 and 2020 were not material to the pro forma statement of operations and have not been included. The pro forma combined financial information has been included for comparative purposes and is not necessarily indicative of the results that might have actually occurred had the Aria Merger taken place on January 1, 2020; furthermore, the pro forma financial information is not intended to be a projection of future results. The following table includes unaudited pro forma information for the years ended December 31, 2021 and 2020.

(in thousands)	2021	2020
Total revenues	$205,758	$162,018
Net income (loss)	$(77,449)	$(49,730)

Lock-up Agreements

Pursuant to the terms of the Stockholders Agreement, dated as of September 15, 2021, by and among RAC, Opco, Archaea Borrower, the Sponsor and certain stockholders of the Company (the “Stockholders Agreement”), the Company Holders (as defined in the Stockholders Agreement) were granted certain customary registration rights. Also, the Aria Holders (as defined in the Stockholders Agreement) are subject to a 180-day lock-up period on transferring their equity interests in the Company and Opco, while the Legacy Archaea Holders (as defined in the Stockholders Agreement) are subject to a lock-up period (i) ending on the date that is the two-year anniversary of the Closing solely with respect to the Company Interests distributed by Archaea Energy LLC after the one-year anniversary of the Closing to the Legacy Archaea Holders who are members of management of the Company as of the Closing or their Affiliates (as defined in the Stockholders Agreement) and (ii) ending on the date that is the one-year anniversary of the Closing with respect to all other Company Interests issued to the Legacy Archaea Holders at the Closing other than those described in the immediately foregoing clause (i). In addition, RAC’s former officers and directors and their affiliates have agreed with RAC, subject to certain exceptions, not to transfer or dispose of their Common Stock during the period from the Closing of the Business Combinations through the earlier of (i) the first anniversary of the consummation of the Business Combinations, (ii) the date that the closing price of the Common Stock equals or exceeds $12.00 (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), for 20 trading days within any 30 trading day period following the 150th day following the initial business combination and (iii) the consummation of a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all stockholders having the right to exchange their shares of Common Stock for cash, securities or other property.

The lock-up restrictions applicable to the Aria Holders are subject to early expiration based on the per share trading price of the Company’s Class A Common Stock, par value $0.0001, as set forth in the Stockholders Agreement. As of November 11, 2021, all of the Aria Closing Shares were no longer subject to the lock-up restrictions due to Class A Common Stock trading prices. As of March 14, 2022, RAC’s former officers and directors and their affiliates Common Stock was no longer subject to the lock-up restrictions due to Class A Common Stock trading prices.

Predecessor Financial Statements

Archaea determined that Aria is the predecessor to the Company due to the relative fair values of the Company and legacy operations Aria had compared to Archaea. As such, we have included Aria’s consolidated statements of operations for the period from January 1 to September 14, 2021, and the year ended December 31, 2020, and the consolidated balance sheets as of September 14, 2021 and December 31, 2020 following the Notes to the Company’s Consolidated Financial Statements for comparative purposes.

Gulf Coast Environmental Systems

On January 14, 2020, Legacy Archaea entered into a Membership Interest and Loan Purchase Agreement with NEI Ventures, LLC (“NEI”). Pursuant to this agreement, Legacy Archaea purchased 51% of the Class A membership interests of GCES for consideration of $0.5 million. Additionally, Legacy Archaea purchased a loan receivable held by Noble which was due from GCES for consideration of approximately $0.7 million. In February 2020, Legacy Archaea obtained additional Class A interests in consideration of waiving certain receivables, and thereby increased its GCES ownership to 72%. The Company acquired additional Class A interests in October 2021 and December 2021 and, as of December 31, 2021, the Company has 100% ownership of GCES.

The January 14, 2020 acquisition of GCES was accounted for using the acquisition method, whereby all of the assets acquired, liabilities assumed and noncontrolling interests were recognized at their estimated fair value on the acquisition date, with the excess of the purchase price over the estimated fair value recorded as goodwill. The Company recorded goodwill of approximately $2.7 million.